EXECUTION COPY

AMENDMENT NO. 2

Dated as of September 17, 2010

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of February 12, 2010

     THIS AMENDMENT NO. 2 (“Amendment”) is made as of September 17, 2010 by and among Photronics, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Amended and Restated Credit Agreement dated as of February 12, 2010 by and among the Company, the Lenders and the Administrative Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

     WHEREAS, the Company has requested that the Lenders, the Administrative Agent and the Collateral Agent agree to certain amendments to the Credit Agreement;

     WHEREAS, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to such amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto, the Administrative Agent and the Collateral Agent have agreed to enter into this Amendment.

     1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

     (a) Section 6.01(e) of the Credit Agreement is hereby amended to delete the reference to “$20,000,000” appearing therein and replace therefor a reference to “$30,000,000”.

     (b) Section 6.11(d) of the Credit Agreement is hereby amended to restate the table set forth therein in its entirety as follows:

Fiscal Quarter Ending On or About	Maximum Capital Expenditures
January 31, 2010	$65,000,000
May 2, 2010	$65,000,000
August 1, 2010	$75,000,000
October 31, 2010	$81,000,000
January 31, 2011	$99,000,000
May 2, 2011	$116,000,000
August 1, 2011	$118,000,000
October 31, 2011 and each Fiscal Quarter	$85,000,000
ending thereafter

     2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (b) the Company shall have paid to the Administrative Agent, for the account of each Lender that executes and delivers its signature page hereto by such time as is requested by the Administrative Agent, an amendment fee equal to 0.10% of such Lender’s Commitment and (c) the Company shall have paid all of the fees of the Administrative Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents.

     3. Representations and Warranties of the Company and Acknowledgements and Confirmations. The Company hereby represents and warrants as follows:

     (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

     4. Reference to and Effect on the Credit Agreement.

     (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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     7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PHOTRONICS, INC.,
as the Company

By:	/s/ Donna M. Bovee
Name: Donna M. Bovee
Title: Vice President, Treasurer

Signature Page to Amendment No. 2
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

JPMORGAN CHASE BANK, N.A., individually as a Lender
and as Administrative Agent

By:	/s/ T. David Short
Name: T. David Short
Title: Senior Vice President

Signature Page to Amendment No. 2
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

RBS CITIZENS, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew J. Meara
Name: Andrew J. Meara
Title: Senior Vice President

Signature Page to Amendment No. 2
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

TD BANK, N.A.,
as a Lender

By:	/s/ Steven B. Francis
Name: Steven B. Francis
Title: Vice President

Signature Page to Amendment No. 2
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010

CONSENT AND REAFFIRMATION

     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Amended and Restated Credit Agreement dated as of February 12, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Photronics, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of September 17, 2010 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: September 17, 2010
[Signature Page Follows]

ALIGN-RITE, INC.		ALIGN-RITE INTERNATIONAL, INC.

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name: Richelle Burr		Name: Richelle Burr
Title: Vice President		Title: Vice President

PHOTRONICS ARIZONA, INC.		PHOTRONICS CALIFORNIA, INC.

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name: Richelle Burr		Name: Richelle Burr
Title: Vice President		Title: Vice President

PHOTRONICS TEXAS, INC.		PHOTRONICS TEXAS ALLEN, INC.

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name: Richelle Burr		Name: Richelle Burr
Title: Vice President		Title: Vice President

PHOTRONICS TEXAS I, LLC		PHOTRONICS TEXAS I, L.P.

By: Photronics Texas, Inc., its Sole Member		By: Photronics Texas, Inc., its General Partner

By:	/s/ Richelle Burr	By:	/s/ Richelle Burr
Name: Richelle Burr		Name: Richelle Burr
Title: Vice President		Title: Vice President

PHOTRONICS TEXAS II, LLC		PHOTRONICS TEXAS II, L.P.

By: Photronics Texas Allen, Inc., its Sole Member		By: Photronics Texas Allen, Inc., its General
Partner
By:	/s/ Richelle Burr
Name: Richelle Burr		By:	/s/ Richelle Burr
Title: Vice President		Name: Richelle Burr
Title: Vice President
PHOTRONICS IDAHO, INC.

By:	/s/ Richelle Burr
Name: Richelle Burr
Title: President

Signature Page to Consent and Reaffirmation to Amendment No. 2
Photronics, Inc.
Amended and Restated Credit Agreement dated as of February 12, 2010